                                                                    EXHIBIT 4(C)

                       EIGHT AMENDMENT TO LOAN AGREEMENT

     THIS EIGHTH AMENDMENT TO LOAN AGREEMENT (this "Eighth Amendment") is made and entered into as of the 27th day of October, 2000, by and among SERVICE TRANSPORT COMPANY, a Texas corporation ("Service Transport Company"), ADAMS RESOURCES EXPLORATION CORPORATION, a Delaware corporation ("Exploration"), BUCKLEY MINING CORPORATION, a Kentucky corporation ("Buckley Mining"), CJC LEASING, INC., a Kentucky corporation ("CJC"), CLASSIC COAL CORPORATION, a Delaware corporation ("Classic Coal"), ADA MINING CORPORATION, a Texas corporation ("Ada Mining"), ADA RESOURCES, INC., a Texas corporation ("Ada Resources"), and BAYOU CITY PIPELINES, INC., a Texas corporation formerly known as Bayou City Barge Lines, Inc. ("Bayou City"), each with offices and place of business at 5 Post Oak Place, 4400 Post Oak Parkway, 27th Floor, Houston, Texas 77027 (Service Transport Company, Exploration, Buckley Mining, CJC, Classic Coal, Ada Mining and Bayou City are hereinafter individually called a "Borrower" and collectively called the "Borrowers"), and BANK OF AMERICA, N.A., a national banking association (the "Lender"), successor in interest by merger to NationsBank, N.A. ("NationsBank"), which had changed its name to Bank of America, N.A., and which was the successor in interest by merger to NationsBank of Texas, N.A. (the "Original Lender").

     WHEREAS, the Borrowers and Ada Crude Oil Company ("Ada Crude Oil") (collectively referred to as the "Original Borrowers") and the Original Lender entered into that certain Loan Agreement dated October 27, 1993, which Loan Agreement was amended by that certain First Amendment to Loan Agreement dated October 27, 1994 among the Original Borrowers and the Original Lender, that certain Second Amendment to Loan Agreement dated December 29, 1995 among the Original Borrowers and the Original Lender, that certain Third Amendment to Loan Agreement dated January 27, 1997 among the Original Borrowers and the Original Lender and that certain Fourth Amendment to Loan Agreement (the "Fourth Amendment") dated September 30, 1997 among the Original Borrowers and the Original Lender (as amended, the "Original Loan Agreement"); and

     WHEREAS, the Borrowers (other than Ada Resources) and NationsBank entered into that certain Fifth Amendment to Loan Agreement dated February 2, 1999, and the Borrowers (other than Ada Resources) and Lender entered into that certain Sixth Amendment to Loan Agreement dated October 29, 1999; and

     WHEREAS, the Borrowers and the Lender entered into that certain Seventh Amendment to Loan Agreement dated March 22, 2000 (the "Seventh Amendment") (the Original Loan Agreement, as amended by the Fifth Amendment, the Sixth Amendment and the Seventh Amendment, is referred to herein as the "Loan Agreement"); and

     WHEREAS, due to the assignment of the assets and assumption of liabilities of Ada Crude Oil, it is no longer a party under the Loan Agreement; and

     WHEREAS, the Borrowers and the Lender desire to make certain amendments to the terms and provisions of the Loan Agreement, as set forth herein.

     NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

     1. The first sentence of Section 1.3(a) of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

     The Lender, during the period from the date of the Eighth Amendment through October 29, 2002, subject to the terms and conditions of this Agreement, agrees (i) to make loans to the Borrowers pursuant to a revolving credit and term loan facility up to but not in excess of the lesser of $10,000,000.00 or the amount of the Tranche A Borrowing Base and (ii) to make additional loans to the Borrowers pursuant to a revolving credit and term loan facility up to but not in excess of the lesser of $7,500,000.00 or the amount of the Tranche B Borrowing Base.

     2. The fourth and fifth sentences of Section 1.3(b) of the Loan Agreement are deleted in their entirety, and the following is substituted in their place:

     Commencing October 31, 2002, a principal payment shall made on each Note on the last day of each October, January, April and July in an amount equal to one-twelfth (1/12th) of the principal amount outstanding under such Note at the close of Lender's business on October 29, 2002. All unpaid principal and accrued and unpaid interest on the Notes shall be due and payable on or before October 29, 2005.

     3. The closing of the transactions contemplated by this Eighth Amendment is subject to the satisfaction of the following conditions:

          (a) All legal matters incident to the transactions herein contemplated shall be satisfactory to Gardere Wynne Sewell & Riggs, L.L.P., counsel to the Lender;

          (b) The Lender shall have received a fully executed copy of this Eighth Amendment and a Notice as to Written Agreement; and

          (c) The Lender shall have received an executed copy of resolutions of the Board of Directors of each of the Borrowers and the Guarantor, in form and substance satisfactory to the Lender, authorizing the execution, delivery and performance of this Eighth Amendment and all documents, instruments and certificates referred to herein.

     4. Each of the Borrowers hereby reaffirms each of its representations, warranties, covenants and agreements set forth in the Loan Agreement with the same force and effect as if each were separately stated herein and made as of the date hereof. Except as amended hereby, the Loan Agreement shall remain unchanged, and the terms, conditions and covenants of the Loan Agreement shall continue and be binding upon the parties hereto.

     5. Each of the Borrowers hereby agrees that its liability under any and all documents and instruments executed by it as security for the Indebtedness (including, without limitation, the Mortgages, the Security Agreements, the Collateral Assignment and the Pledges) shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this Eighth Amendment or any of the instruments or documents referred to herein, except as specifically set forth herein or therein, that all of such documents and instruments are hereby renewed, extended, ratified, confirmed and carried forward by the Borrowers in all respects, that all of such documents and instruments shall remain in full force and effect and are and shall remain enforceable against the Borrowers in accordance with their terms and that all of such

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documents and instruments shall cover all indebtedness of the Borrowers to the
Lender described in the Loan Agreement as amended hereby.

     6. Each of the terms defined in the Loan Agreement is used in this Eighth Amendment with the same meaning, except as otherwise indicated in this Eighth Amendment. Each of the terms defined in this Eighth Amendment is used in the Loan Agreement with the same meaning, except as otherwise indicated in the Loan Agreement.

     7. THIS EIGHTH AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER, SUBJECT TO, AND SHALL BE CONSTRUED FOR ALL PURPOSES IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     8. THE LOAN AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties have caused this Eighth Amendment to be executed by their duly authorized officers as of the day and year first above written.


                                          SERVICE TRANSPORT COMPANY

                                          By: /s/ R. B. ABSHIRE
                                              ----------------------------------
                                              Name:  R. B. Abshire
                                                     ---------------------------
                                              Title: Treasurer
                                                     ---------------------------


                                          ADAMS RESOURCES EXPLORATION
                                            CORPORATION

                                          By: /s/ R. B. ABSHIRE
                                              ----------------------------------
                                              Name:  R. B. Abshire
                                                     ---------------------------
                                              Title: Treasurer
                                                     ---------------------------


                                          BUCKLEY MINING CORPORATION

                                          By: /s/ R. B. ABSHIRE
                                              ----------------------------------
                                              Name:  R. B. Abshire
                                                     ---------------------------
                                              Title: Treasurer
                                                     ---------------------------


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
                                          CJC LEASING, INC.

                                          By: /s/ R. B. ABSHIRE
                                              ----------------------------------
                                              Name:  R. B. Abshire
                                                     ---------------------------
                                              Title: Treasurer
                                                     ---------------------------


                                          CLASSIC COAL CORPORATION

                                          By: /s/ R. B. ABSHIRE
                                              ----------------------------------
                                              Name:  R. B. Abshire
                                                     ---------------------------
                                              Title: Treasurer
                                                     ---------------------------


                                          ADA MINING CORPORATION

                                          By: /s/ R. B. ABSHIRE
                                              ----------------------------------
                                              Name:  R. B. Abshire
                                                     ---------------------------
                                              Title: Treasurer
                                                     ---------------------------


                                          ADA RESOURCES, INC.

                                          By: /s/ R. B. ABSHIRE
                                              ----------------------------------
                                              Name:  R. B. Abshire
                                                     ---------------------------
                                              Title: Treasurer
                                                     ---------------------------


                                          BAYOU CITY PIPELINES, INC.

                                          By: /s/ R. B. ABSHIRE
                                              ----------------------------------
                                              Name:  R. B. Abshire
                                                     ---------------------------
                                              Title: Treasurer
                                                     ---------------------------


                                          BANK OF AMERICA, N.A.

                                          By: /s/ RICHARD L. STEIN
                                              ----------------------------------
                                              Name:  Richard L. Stein
                                                     ---------------------------
                                              Title: Vice President
                                                     ---------------------------


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     Guarantor joins in the execution of this Eighth Amendment to evidence that it hereby agrees and consents to all of the matters contained in this Eighth Amendment and further agrees that (i) its liability under that certain Guaranty Agreement dated October 27, 1993, executed by Guarantor for the benefit of the Lender, as the same may be amended or modified from time to time (the "Guaranty") shall not be reduced altered, limited, lessened or in any way affected by the execution and delivery of this Eighth Amendment or any of the instruments or documents referred to herein by the parties hereto, except as specifically set forth herein or therein, (ii) the Guaranty is hereby renewed, extended , ratified, confirmed and carried forward in all respects, (iii) the Guaranty is and shall remain in full force and effect and is and shall remain enforceable against Guarantor in accordance with its terms and (iv) the Guaranty shall cover all indebtedness of the Borrowers to the Lender described in the Loan Agreement as amended hereby.


                                          ADAMS RESOURCES & ENERGY, INC.

                                          By: /s/ R. B. ABSHIRE
                                              ----------------------------------
                                              Name:  R. B. Abshire
                                                     ---------------------------
                                              Title: Vice President
                                                     ---------------------------



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                         NOTICE AS TO WRITTEN AGREEMENT

     THIS NOTICE AS TO WRITTEN AGREEMENT is given pursuant to Chapter 26 of the Texas Business and Commerce Code and pertains to an amendment to a loan in the amount of $15,000,000.00 made effective the 29th day of October, 2000 from BANK OF AMERICA, N.A. ("Lender") to SERVICE TRANSPORT COMPANY, ADAMS RESOURCES EXPLORATION CORPORATION, BUCKLEY MINING CORPORATION, CJC LEASING, INC., CLASSIC COAL CORPORATION, ADA MINING CORPORATION, ADA RESOURCES, INC. AND BAYOU CITY PIPELINES, INC. (collectively "Borrower") evidenced by the following written agreements ("Loan Agreements"):

          1.   Eighth Amendment to Loan Agreement.

     THE WRITTEN LOAN AGREEMENTS REPRESENT THE FINAL AGREEMENTS BETWEEN THE BORROWER AND THE LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE BORROWER AND THE LENDER. THERE ARE NOT UNWRITTEN ORAL AGREEMENTS BETWEEN THE LENDER AND THE BORROWER.


                                        BANK OF AMERICA, N.A.


                                        By:     /s/ RICHARD L. STEIN
                                           ------------------------------------
                                           Name:    Richard L. Stein
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------

                                          SERVICE TRANSPORT COMPANY

                                          By: /s/ R. B. ABSHIRE
                                              ----------------------------------
                                              Name:  R. B. Abshire
                                                     ---------------------------
                                              Title: Treasurer
                                                     ---------------------------


                                          ADAMS RESOURCES EXPLORATION
                                            CORPORATION

                                          By: /s/ R. B. ABSHIRE
                                              ----------------------------------
                                              Name:  R. B. Abshire
                                                     ---------------------------
                                              Title: Treasurer
                                                     ---------------------------


                                          BUCKLEY MINING CORPORATION

                                          By: /s/ R. B. ABSHIRE
                                              ----------------------------------
                                              Name:  R. B. Abshire
                                                     ---------------------------
                                              Title: Treasurer
                                                     ---------------------------


                                          CJC LEASING, INC.

                                          By: /s/ R. B. ABSHIRE
                                              ----------------------------------
                                              Name:  R. B. Abshire
                                                     ---------------------------
                                              Title: Treasurer
                                                     ---------------------------


                                          CLASSIC COAL CORPORATION

                                          By: /s/ R. B. ABSHIRE
                                              ----------------------------------
                                              Name:  R. B. Abshire
                                                     ---------------------------
                                              Title: Treasurer
                                                     ---------------------------


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                                          ADA MINING COMPANY

                                          By: /s/ R. B. ABSHIRE
                                              ----------------------------------
                                              Name:  R. B. Abshire
                                                     ---------------------------
                                              Title: Treasurer
                                                     ---------------------------


                                          ADA RESOURCES, INC.

                                          By: /s/ R. B. ABSHIRE
                                              ----------------------------------
                                              Name:  R. B. Abshire
                                                     ---------------------------
                                              Title: Treasurer
                                                     ---------------------------


                                          BAYOU CITY PIPELINES, INC.

                                          By: /s/ R. B. ABSHIRE
                                              ----------------------------------
                                              Name:  R. B. Abshire
                                                     ---------------------------
                                              Title: Treasurer
                                                     ---------------------------

                                                                     "BORROWERS"


                                          ADAMS RESOURCES & ENERGY, INC.

                                          By: /s/ R. B. ABSHIRE
                                              ----------------------------------
                                              Name:  R. B. Abshire
                                                     ---------------------------
                                              Title: Vice President
                                                     ---------------------------

                                                                     "GUARANTOR"


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